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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              FEBRUARY 10, 2003

                               MAIL-WELL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

            1-12551                                    84-1250533
   (Commission File Number)               (IRS Employer Identification Number)

                8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
             (Address of principal executive offices) (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

Please see the company's press release dated February 10, 2003, attached hereto as Exhibit 99.1.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                            Mail-Well, Inc.
                                            ---------------
                                             (Registrant)


                                            By: /s/ Michel P. Salbaing
                                               --------------------------------
                                               Michel P. Salbaing
                                               Sr. Vice President and CFO

Date:  February 10, 2003